GUARANTY

Borrowers:                     Northwest Teleproductions, Inc., a
                               Minnesota corporation

                                       and

                               Northwest Teleproductions/Chicago, Inc., a
                               Minnesota corporation

                                       and

                               Southwest Teleproductions, Inc., a
                               Texas corporation

Guarantor(s)                   Northwest Teleproductions/Kansas City, Inc.,
                               a Minnesota corporation

     Borrowers have requested that NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division ("Lender") provide certain financial accommodations to Borrowers pursuant to the terms of certain Loan and Security Agreements between each Borrower and Lender, respectively, dated of even date herewith (as amended from time to time, the "Loan Agreements"). As one of the conditions to providing financing, Lender has required that Northwest Teleproductions/Kansas City, Inc. ("Guarantor") guaranty all obligations of Borrowers to Lender.

     For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to each Borrower by Lender pursuant to the Loan Agreements, Guarantor unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of each Borrower to Lender (including all interest accruing after the filing of a proceeding under the Bankruptcy Code (as defined in the Loan Agreements) whether or not allowed by the court in such proceeding, and all indebtedness, liabilities and obligations arising after the filing of any proceeding under the Bankruptcy Code), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, in each case arising under the Loan Agreements and the other Loan Documents, plus all costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses) paid or incurred by Lender in endeavoring to collect all or any part of such indebtedness, liabilities and obligations from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of such indebtedness, liabilities and obligations (all such indebtedness, liabilities, obligations, costs and expenses being hereinafter referred to as "Borrowers' Obligations"). All sums becoming due under this Guaranty shall bear interest from the due date thereof until paid at the highest rate charged with respect to any of Borrowers' Obligations under the Loan Agreements.

     Guarantor agrees that its obligations under this Guaranty are unconditional, irrespective of (i) the validity or enforceability of Borrowers' Obligations or any notes or other instruments evidencing Borrowers' Obligations,
(ii) the absence of any attempt by Lender to collect Borrowers' Obligations from any Borrower or any other guarantor, (iii) Lender's waiver or consent with respect to any provision of the Loan Documents, (iv) Lender's failure to perfect or maintain its security interests in, or to preserve its rights with respect to, any of the Collateral, (v) Lender's election, in any proceeding under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any of Lender's claims for repayment of Borrowers' Obligations or (viii) any other circumstance which might constitute a legal or equitable discharge or defense of any Borrower or a guarantor.

     No payment  made by or for the account or benefit of  Guarantor  (including
(i) a payment made by any Borrower in respect of Borrowers' Obligations, (ii) a payment made by any person under any other guaranty of Borrowers' Obligations or
(iii) a payment made by means of set off or other application of funds by Lender) pursuant to this Guaranty shall entitle Guarantor, by subrogation or otherwise, to any payment by any Borrower or from or out of any property of any Borrower, and Guarantor shall not exercise any rights or remedies against any Borrower or any property of any Borrower including any right of contribution, indemnity or reimbursement by reason of any performance by Guarantor under this Guaranty, all of such rights of subrogation, contribution, indemnity and reimbursement being hereby waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty or the release or discharge of Guarantor from liability hereunder. Guarantor and Lender hereby agree that each Borrower is a third party beneficiary of the provisions of this paragraph.

     Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of a Borrower, protest or notice with respect to Borrowers' Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to any party, including Guarantor, shall be required for Lender to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. At any time after maturity of Borrowers' Obligations, whether by acceleration or otherwise, Lender may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrowers' Obligations, without first proceeding against any Borrower or any other person or against any of the Collateral. Lender shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, any Borrower or any other person, on account of Borrowers' Obligations.

     Lender is hereby authorized, without notice or demand to Guarantor and without affecting or impairing the liability of Guarantor hereunder, to from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrowers' Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Lender; (ii) accept partial payments on Borrowers' Obligations; (iii) take and hold collateral for the payment of Borrowers' Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties or Borrowers' Obligations or other liabilities of a Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Borrowers' Obligations and any security or collateral therefor in any manner.

     At any time after maturity of Borrowers' Obligations, Lender may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward payments of Borrowers' Obligations that remain unpaid, (i) any indebtedness due or to become due from Lender to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Lender or any affiliates of Lender, whether for deposit or otherwise.

     Guarantor assumes responsibility for keeping itself informed of the financial condition of each Borrower and all other guarantors of all or any of Borrowers' Obligations, and of all other circumstances bearing upon the risk of nonpayment of Borrowers' Obligations or any part thereof that diligent inquiry might reveal, and Guarantor agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding any of the foregoing. Guarantor acknowledges familiarity with each Borrower's financial condition and represents that it has not relied on any statements made, or information furnished, by Lender or its agents in obtaining such familiarity. If Lender provides any such information to Guarantor, Lender shall be under no obligation to (i) undertake any investigation not a part of its regular business routine,
(ii) disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential or (iii) make any other or future disclosures of any information to Guarantor.

     Notwithstanding any contrary provision of this Guaranty, it is intended that neither this Guaranty nor any liens or security interests securing this Guaranty constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, a "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state or other governmental unit as in effect from time to time.

     Guarantor waives the right to assert the doctrine of marshaling with respect to any collateral held by Lender to secure any of the Borrowers' Obligations. Guarantor further agrees that, to the extent a Borrower makes one or more payments to Lender, or Lender receives any proceeds of collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such Borrower, its estate, trustee, receiver or any other party under the Bankruptcy Code or other law, that portion of Borrowers' Obligations which has been paid, reduced or satisfied by such payment shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness or this Guaranty has been surrendered or canceled.

     Guarantor agrees that all payments hereunder shall be made without setoff or counterclaims and Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to a Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any instrument or document evidencing all or any part of Borrowers' Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of Borrowers' Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, foreclosure, surrender or other handling of any security or collateral securing payment of Borrowers' Obligations.

     No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any further exercise thereof except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender. Lender's failure at any time or times hereafter to require strict performance by any Borrower or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by any Borrower or Guarantor and delivered to Lender, shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Lender, and directed to such Borrower or Guarantor, as applicable, specifying such waiver. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by a Borrower to Lender shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

     Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist each Borrower in procuring credit, because each Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

     This Guaranty shall be binding upon Guarantor and upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Lender and its successors and assigns. All references herein to each Borrower shall be deemed to include its successors and permitted assigns and all references herein to Lender shall be deemed to include its successors and assigns. Each Borrower's and Guarantor's successors and permitted assigns shall include a receiver, trustee, custodian of or for each Borrower or Guarantor or any of their respective assets and such Borrower and Guarantor as debtor in possession. All references to the singular shall be deemed to include the plural where the context so requires.

     GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES WITH RESPECT TO THIS GUARANTY AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH OF GUARANTOR AND LENDER CONSENTS THAT ALL SERVICE OF PROCESS UPON GUARANTOR OR LENDER BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO GUARANTOR OR LENDER AT THE ADDRESS SET FORTH BELOW GUARANTOR'S SIGNATURE AND LENDER'S ADDRESS SET FORTH IN THE LOAN AGREEMENTS AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR HEREBY AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY GUARANTOR AGAINST LENDER OR ANY MATTER ARISING OUT OF THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS IN NEW YORK. GUARANTOR AND LENDER EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     THIS GUARANTY SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor this 24th day of April, 1997.

                            NORTHWEST TELEPRODUCTIONS/KANSAS CITY, INC.


                            By  /s/ Phillip A. Staden
                            Its  Chief Financial Officer

                            4000 West 76th Street
                            Minneapolis, Minnesota  55435